                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 21, 1999
                                                        -----------------

                               Virtgame.com Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-29800               33-0716247
         --------                    -------               ----------
     (State or other          (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                         Identification  No.)

      12625 High Bluff Drive, Suite 205A, San Diego, California 92130-2053
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 259-5015
                                                           ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to a Securities Acquisition Agreement and Plan of Reorganization ("Agreement") dated December 21, 1999 by and among Virtgame.com corp., a Delaware corporation ("Virtgame"), Primeline Gaming Technologies, Inc., a California corporation ("Primeline"), and the stockholders of Primeline ("Primeline Stockholders"), Virtgame acquired all of the issued and outstanding common shares of Primeline in consideration of Virtgame's issuance of 447,208 shares of its common stock to the Primeline Stockholders.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

                       PRIMELINE GAMING TECHNOLOGIES, INC.

         Primeline was incorporated on October 6, 1999 and had limited activity for the period from October 6, 1999 (inception) to December 31, 1999. Audited financial statements for the period ending December 31, 1999 are presented in the attached appendix.

           VIRTGAME.COM CORP. AND PRIMELINE GAMING TECHNOLOGIES, INC.

       Pro Forma Condensed Consolidated Balance Sheet at December 31, 1999
                           and Statement of Operations
                      for the Year Ended December 31, 1999

                                   (Unaudited)

                  The following tables present summary historical information for Virtgame.com Corp. and Primeline Gaming Technologies, Inc. derived from their financial statements. The acquisition of Primeline has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and the liabilities assumed have been recorded at their fair values as of the date of the acquisition, which do not differ significantly from historical costs, except for property, consisting primarily of computer software, which has been valued at $900,000, representing an increase of $900,000 from its historical cost.

         The unaudited pro forma condensed consolidated balance sheet at December 31, 1999 and statement of operations for the year ended December 31, 1999 present the results for Virtgame and Primeline as if the acquisition had occurred on January 1, 1999.

                          VIRTGAME.COM AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                          Year Ended December 31, 1999

                                                                                      Pro Forma
                                                  Virtgame.com       Primeline       Adjustments        Pro Forma
                                                  ------------       ---------       -----------        ---------
ASSETS
Cash ..........................................      $489,927          $8,996                            $498,923
Restricted cash ...............................       150,000                                             150,000
Prepaid expenses and other assets .............        86,014                                              86,014
                                                  -----------          -------                        -----------
Total current assets ..........................       725,941           8,996                             734,937

Deposits ......................................        18,930                                              18,930
Property and Equipment, net ...................       398,231               -          (180,000)(2)     1,118,231
                                                                                        900,000(1)
Investment in subidiary .......................       900,000                          (900,000)(1)
                                                  -----------          -------                        -----------
                                                   $2,043,102          $8,996                          $1,872,098
                                                  ===========          =======                        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable ..............................      $114,083         $12,204                            $126,287
Accrued expenses ..............................       143,081                                             143,081
Funds held on deposit .........................        52,762                                              52,762
Current portion of Capital lease obligation ...         7,928                                               7,928
Notes payable .................................       198,876                                             198,876
                                                  -----------          -------                        -----------
Total current liabilities .....................       516,730          12,204                             528,934

Shareholders' equity ..........................     1,526,372          (3,208)         (180,000)(2)     1,343,164
                                                                                         15,000 (1)
                                                                                        (15,000)(1)
                                                  -----------          -------                        -----------
Total liabilities and shareholders' equity ....    $2,043,102          $8,996                         $1,872,098
                                                  ===========          =======                        ===========

 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          VIRTGAME.COM AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                          Year Ended December 31, 1999

                                                      Pro Forma
                           Virtgame.com   Primeline  Adjustments   Pro Forma
                            ------------  ---------  -----------  ------------
Revenues ...............   $   384,673   $  1,000             --   $   385,673
Operating Expenses .....     3,399,444     19,208       180,000(2)   3,598,652
                            ------------  ---------  -----------  ------------
(Loss) from operations .    (3,014,771)   (18,208)      (180,000)   (3,212,979)
Interest income ........        11,454                                  11,454
Interest expense .......       (35,635)                                (35,635)
Foreign Exchange Loss ..        (5,672)                                 (5,672)
                           ------------  ---------   -----------  ------------
Loss before income taxes    (3,044,624)   (18,208)      (180,000)   (3,242,832)
Income tax expense .....         2,887                                   2,887
                           ------------  ---------   -----------  -------------
Net Loss ...............   $(3,047,511)  $(18,208)      (180,000)  $(3,245,719)
                           ============  =========   ===========  =============
Basic and diluted net
  loss per share .......         (0.34)                                  (0.34)
Shares used to compute
  basic and diluted net
  loss per share .......     9,024,792                   409,162     9,433,954


Notes to the Pro Forma Condensed Consolidated Financial Statements:

(1) To eliminate investment in subsidiary and related equity account of Primeline for consolidation purposes and to record acquired assets at fair market value at date of acquisition

(2)  To depreciate the software acquired from Primeline over 5 years

         (b) Exhibits.

                  Securities Acquisition Agreement and Plan of Reorganization dated December 21, 1999 by and among Virtgame, Primeline and the Primeline Stockholders.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Virtgame.com Corp.
                                        (Registrant)


Date:  March 28, 2000                   By: /s/ Bruce Merati
                                           -----------------
                                           Bruce Merati, Chief Financial Officer

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITOR'S REPORT

         For the period October 6, 1999 (Inception) to December 31, 1999

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)



                                TABLE OF CONTENTS

INDEPENDENT AUDITOR'S REPORT..........................................F-1

FINANCIAL STATEMENTS

      Balance Sheet...................................................F-2

      Statement of Operations ........................................F-3

      Statement of Changes in Shareholder's Deficit...................F-4

      Statement of Cash Flows.........................................F-5

      Notes to Financial Statements............................F-6 to F-8

                          INDEPENDENT AUDITOR'S REPORT



To the Shareholder
Primeline Gaming Technologies, Inc.
San Diego, California

We have audited the balance sheet of Primeline Gaming Technologies, Inc. (A Development Stage Company) (the "Company") as of December 31, 1999 and the related statements of operations, changes in shareholder's deficit, and cash flows for the period from October 6, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Primeline Gaming Technologies, Inc. (A Development Stage Company) as of December 31, 1999, and the results of its operations and cash flows for the period October 6, 1999 (inception) to December 31, 1999, in conformity with generally accepted accounting principles.




San Diego, California                         PANNELL KERR FORSTER
January 27, 2000                              Certified Public Accountants
                                              A Professional Corporation

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                                 BALANCE SHEET

                                December 31, 1999



                                     ASSETS


Current asset:
      Cash ..............................................   $  8,996
                                                         -----------
      Total current asset ...............................      8,996
                                                         -----------
Noncurrent asset:
      Property, net (Note 1) ............................       --
                                                         -----------
      Total noncurrent asset ............................       --
                                                         -----------
      Total assets ......................................   $  8,996
                                                         ===========


                     LIABILITIES AND SHAREHOLDER'S DEFICIT


Current liabilities:
      Accounts payable ..................................   $ 12,204
                                                         -----------
      Total current liabilities .........................     12,204
                                                         -----------
Shareholder's deficit:
      Common stock, no par value, 1,000,000
         shares authorized, 100,000 shares issued
         and outstanding ................................     15,000
Deficit accumulated during development stage ............    (18,208)
                                                         -----------
      Total shareholder's deficit .......................     (3,208)
                                                         -----------
      Total liabilities and shareholder's deficit .......   $  8,996
                                                         ===========

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

         For the period October 6, 1999 (Inception) to December 31, 1999



             Revenue:
                   Consulting fees ...................   $  1,000
             Operating expenses:
                   General and administrative expenses     19,208
                                                         --------
             Loss before income tax ..................    (18,208)
             Income tax expense ......................       --
                                                         --------
             Net Loss ................................   $(18,208)
                                                         ========

                      PRIMELINE GAMING TECHNOLOGIES, INC.
                         (A Development Stage Company)

                STATEMENT OF CHANGES IN SHAREHOLDER'S DEFICIT

        For the Period October 6, 1999 (Inception) to December 31, 1999


                                                            Deficit
                                                          Accumulated
                                           Common Stock      During
                                        ----------------  Development
                                        Shares    Amount     Stage        Total
                                        -------   -------   --------    --------
Issuances of common stock
   upon incorporation ..............   100,000   $15,000   $   --      $ 15,000

Net loss for the period October 6,
   1999 (Inception) through December
   31, 1999 ........................      --        --      (18,208)    (18,208)
                                       -------   -------   --------    --------

Balance, December 31, 1999 .........   100,000   $15,000   $(18,208)   $ (3,208)
                                       =======   =======   ========    ========

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

         For the Period October 6, 1999 (Inception) to December 31, 1999



Cash flows from operating activities:
          Net loss ............................................   $(18,208)
          Adjustments to reconcile net loss to net cash used
          in operating activities:
             Changes in operating liabilities:
                Increase in accounts payable ..................     12,204
                                                                  --------

                Net cash flows used in operating activities ...     (6,004)
                                                                  --------

    Cash flows from financing activities:
          Proceeds from the issuance of common stock ..........     15,000
                                                                  --------

                Net cash flows provided by financing activities     15,000
                                                                  --------

    Net increase in cash ......................................      8,996

    Cash at the beginning of the period .......................       --
                                                                  --------

    Cash at the end of the period .............................   $  8,996
                                                                  ========


    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

    Cash paid during the year for:

          Interest ............................................   $   --
                                                                  ========

          Income taxes ........................................   $   --
                                                                  ========

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION AND BUSINESS

      Primeline Gaming Technologies, Inc. ("the Company") was incorporated in the State of California on October 6, 1999.

      The Company has developed software that will provide an online closed-loop sportsbook system but has not generated significant operating revenue as of December 31, 1999.

      On December 21, 1999, the Company entered into a securities acquisition agreement and plan of reorganization (the "Virtgame Acquisition") with Virtgame.com Corp.("Virtgame"). The Virtgame Acquisition resulted in the sale of 100% of the outstanding capital stock of the Company to Virtgame for a purchase price of $900,000 in return for the issuance of 447,208 shares of Virtgames' common stock. The purchase price was based on the value of Virtgame's common stock on the date of the Virtgame Acquisition. The Virtgame Acquisition has been accounted for by Virtgame as a purchase at historical cost.

      Subsequent to year end, Virtgame has finalized an installation and maintenance agreement with a land-based gaming corporation in Nevada and intends to market this software to other land-based casinos in the United States.

      REGULATION RISK

      The Company intends to market its software in jurisdictions that do not prohibit gaming over the Internet. There can be no assurance that the Company will obtain government approval or be able to comply with future government regulations that will affect gaming operations.

      FINANCIAL INSTRUMENTS

      The carrying amounts reported in the balance sheet for cash and accounts payable approximate fair value due to the immediate short-term nature of these financial instruments.

      PROPERTY

      Property consists of contributed computer software which has been recorded at the contributing parties' cost basis of zero.

      REVENUE RECOGNITION

      Revenue is recognized when services are performed or when software is sold.

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INCOME TAXES

      The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INCOME TAXES

      Deferred income taxes reflect the net tax effects of the temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. The tax effect of temporary differences consisted of the following as of December 31, 1999:

      Deferred tax assets:
           Startup costs capitalized for income tax purposes   $ 5,900
                                                               -------
           Gross deferred tax assets .......................     5,900

        Less valuation allowance ...........................    (5,900)
                                                               -------

                                                               $   --
                                                               =======

      Realization of deferred tax assets is dependant upon sufficient future taxable income during the period that deductible temporary differences and carryforward are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance. The valuation allowance increased by $5,900 from October 6, 1999 (inception).

      As of December 31, 1999, the Company has net operating loss carryforwards for both federal and state income tax purposes. Federal net operating loss carryforwards totaling approximately $3,500 expire in 2019. State net operating loss carryforwards totaling approximately $3,000 expire in 2004.

                       PRIMELINE GAMING TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

NOTE 2 - INCOME TAXES (Continued)

      A reconciliation of the effective tax rates with the federal statutory rate is as follows as of December 31, 1999:


              Income tax benefit at 35% statutory rate   $(6,400)
              Change in valuation allowance ..........     5,900
              Non deductible expenses ................       100
              Other ..................................       400
                                                         -------
                                                         $    -
                                                         =======